UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2021

First Equity Properties Inc.
(Exact name of registrant as specified in its charter)

Nevada	0000-11777	95-6799846
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Roosevelt Road, Building C Suite 120, Glen Ellyn, IL 60137

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (630) 366-2080

1603 LBJ Freeway, Suite 800, Dallas, Texas 75234

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: Common Stock, $0.01 par value

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock	FEPI	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01 Entry Into A Material Definitive Agreement.

1.	A Stock Purchase Agreement (the "Agreement") has been made and entered into and closing completed as of 4/12/2021, by and among A Way Financial Inc., a Delaware Business Corporation (the "Purchaser") and TPS INCOME, INC., AND NEVADA SEA INVESTMENTS, INC (the "Sellers").

2.	Sellers were, prior to the transaction closing the beneficial owner of the following shares of First Equity Properties, Inc. ("FEPI") Common Stock: (i) TPS Income, Inc. ("TPS") owned 37.48%; and (ii) Nevada Sea Investments, Inc. ("Nevada Sea") owned 37.82% of 1,057,628 shares of all issued and outstanding shares of FEPI Common Stock ("Shares"). The Shares were held in the respective names of the Sellers.

3.	As of completion of the closing, the shares formerly owned by Sellers are owned by the Purchaser.

(d)	Exhibits. The exhibits shall be deemed to be filed or furnished, depending on the relevant item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K (17 CFR 229.601) and instruction B.2 to this form.

Instruction.

During the period after a registrant has reported an acquisition pursuant to Item 2.01 of this form, until the date on which the financial statements specified by this Item 9.01 must be filed, the registrant will be deemed current for purposes of its reporting obligations under Section l3(a) or 15(d) of the Exchange Act (15 U.S.C. 78m or 78o(d)). With respect to filings under the Securities Act, however, registration statements will not be declared effective and post-effective amendments to registration statements will not be declared effective unless financial statements meeting the requirements of Rule 3-05, Rule 3-14, Rule 6-11, Rule 8-04, and Rule 8-06 of Regulation S-X (17 CFR 210.3-05, 210.3-14, 210.6-11, 210.8-04, and 210.8-06), as applicable, are provided. In addition, offerings should not be made pursuant to effective registration statements, or pursuant to Rule 506 of Regulation D (17 CFR 230.506) where any purchasers are not accredited investors under Rule 501a) of that Regulation, until the audited financial statements required by Rule 3-05, Rule 3-14, Rule 6-11, Rule 8-04, and Rule 8-06 of Regulation S-X (17 CFR 210.3-05, 210.3-14, 210.6-11, 210.8-04, and 210.8-06), as applicable, are filed; provided, however, that the following offerings or sales of securities may proceed notwithstanding that financial statements of the acquired business have not been filed:

(a) offerings or sales of securities upon the conversion of outstanding convertible securities or upon the exercise of outstanding warrants or rights;

(b) dividend or interest reinvestment plans;

(c) employee benefit plans;

(d) transactions involving secondary offerings; or

(e) sales of securities pursuant to Rule 144 (17 CFR 230.144).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Equity Properties Inc.
(Registrant)

Date: April 12, 2021	By:	/s/ James Anderson
James Anderson, President